SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2002

                               Axeda Systems Inc.


               (Exact name of registrant as specified in charter)



                          DELAWARE 000-26287 23-2763854
                          -------- --------- ----------
                    (State of other jurisdiction (Commission
                      (IRS Employer of incorporation) File
                           Number) Identification No.)


                   257 Great Valley Parkway, Malvern, PA       19355
        -----------------------------------------------    ----------------
               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (800)-700-0362

                                 Not Applicable
         (Former name or former address, if changed since last report.)




Item 9. Regulation FD Disclosure

On August 14, 2002, Axeda Systems Inc. submitted the certification required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with its Form 10-Q for the quarterly period ended June 30, 2002, filed earlier today with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

  Date: August 14, 2002   By: /s/ Thomas J. Fogarty
                              ---------------------
                              Thomas J. Fogarty,
                              Executive Vice President and
                               Chief Financial Officer


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